Exhibit 10.21

Purchase Order

GENERAL DYNAMICS

Advanced Information Systems
8800 QUEEN AVENUE SOUTH
BLOOMINGTON, MN 55431-1996

PURCHASE ORDER NUMBER		
PO NUMBER 10127022 This number must appear on all Invoices, Shipping Notices, Cases, Packages or Correspondence Pertaining to this Order.		
DATE PREPARED	PAGE OF PAGES	CHANGE NO.
03-02-04	1 2	000

SUPPLIER NOTE: When used, the Item No., Part Number and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date. The following order is subject to the terms, conditions and warranties attached to the Purchase Order.

SHIP TO ADDRESS
GENERAL DYNAMICS
Advanced Information Systems
4235 FORCUM AVENUE
SUITE 200
MCCLELLAN, CA 95652-2301

SUPPLIER NO: 19281-001

JSI MICROELECTRONICS, INC.
4235 Forcum Avenue
Suite 500
MCCLELLAN CA 95652

MAIL INVOICE TO ADDRESS
GENERAL DYNAMICS
Advanced Information Systems
ATTN: BARBARA BYLSMA CASFAC
4235 FORCUM AVENUE
SUITE 200
MCCLELLAN, CA 95652-2301

TAX INSTRUCTIONS	FOB	TERMS	TRANSPORATION MODE: Ship via Uniform Bill of Lading; do not declare excess value
This order is exempt for Sales/Use Tax in the state of CA. SR OH 100-171968	Origin	NET 30 DAYS	UNITED PARCEL SERVICE SURFACE

ITEM	PART-NUMBER	REV	BUDGET CENTER	START DATE	END DATE
0001	**BLANKET - 70**	**00**	**4405**	**02-23-04**	**12-31-05**

DESCRIPTION
BLANKET ORDER

PRIORITY-RATING: DO-A7
CONTRACT-INVOLVED: DMEA90-99-D-0004

You are required to follow the provisions of IS CFR 700, the Defense Priorities and Allocations System (DPAS) regulation, and all other applicable directions of the Office of Industrial Resource Administration in obtaining material and products needed to fill this order.

This Cost Plus Fixed Fee Subcontract/Purchase Order is being issued in the not to exceed amount of $1,216,561.00 and is in support of Contractual Engineering Task DMEA 04-402 dated 11/04/2003, Contract Number DMEA90-99-D-0004-0029.

Attachments A and B (identified below) are hereby incorporated into this Subcontract/Purchase Order.

Order of Precedence:

1. Subcontract/Purchase Order 10127022
2. Attachment A – Subcontract Statement of Work, Revision 1, for COTS Microelectronics and Hard/Soft Core Intellectual Property Support Dated February 23, 2004.
3. Attachment B – GDAIS Standard Subcontract Terms and Conditions with JSI Microelectronics, Inc.

This Purchase Order is also issued contingent upon acceptance of JSI's Forward Pricing Rate Agreement by DCAA.

The following FAR clauses are incorporated by reference into this Subcontract/Purchase Order:

52.223-5 – Pollution Prevention and Right-To-Know Information
52.237.2 – Protection of Government Buildings, equipment, and Vegetation

The parties understand and agree that the cost for all JSI Microelectronics, Inc. efforts required to accomplish the items and activities contained in Attachments A and B shall not exceed the value of this Subcontract/Purchase Order.

CONTINUED ON NEXT PAGE

Vendor Copy

Purchase Order PURCHASE ORDER NUMBER — GENERAL DYNAMICS PO NUMBER 10127022 Advanced Information Systems This number must appear on all Invoices, Shipping Notices, Cases, Packages or Correspondence Pertaining to this Order. 8800 QUEEN AVENUE SOUTH BLOOMINGTON, MN 55431-1996 DATE PREPARED PAGE OF PAGES CHANGE NO. 03-02-04 2 2 000 SUPPLIER NOTE: When used, the Item No., Part Number and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date. The following order is subject to the terms, conditions and warranties attached to the Purchase Order. (Continued from previous page) MATERIALS/SERVICES NOT TO EXCEED TOTAL ORDER PRICE: $1,216,561.00 SUPPLIER PLEASE NOTE: By acceptance of this order, supplier hereby certifies that all products and services to be furnished under this Purchase Order are in compliance with Williams-Steiger Occupational Safety and Health Act of 1970, Public Law 91-598, and BUYERS AUTHORIZATION all amendments thereto as of the date of this Purchase Order. Edward Raashof 3/2/04 Mail Acknowledgement, Correspondence, GENERAL DYNAMICS SUPPLIER AUTHORIZED/ACCEPTED BY SIGNATURE Inquiries etc. to the following buyer: Advanced Information Systems Larry R. Johnson 3/2/04 ATTN: LOWELL BARIE 8800 QUEEN AVENUE SOUTH SUITE 200 BLOOMINGTON, MN 55431-1996 PHONE: 9529215504 FAX: 9529216869 Vendor Copy

Purchase Order

GENERAL DYNAMICS

Advanced Information Systems
8800 QUEEN AVENUE SOUTH
BLOOMINGTON, MN 55431-1996

PURCHASE ORDER NUMBER		
PO NUMBER 10127023		
This number must appear on all Invoices, Shipping Notices, Cases, Packages or Correspondence Pertaining to this Order.		
DATE PREPARED	PAGE OF PAGES	CHANGE NO.
03-02-04	1 2	000

SUPPLIER NOTE: When used, the Item No., Part Number and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date. The following order is subject to the terms, conditions and warranties attached to the Purchase Order.

SHIP TO ADDRESS
GENERAL DYNAMICS
Advanced Information Systems
4235 FORCUM AVENUE
SUITE 200
MCCLELLAN, CA 95652-2301

SUPPLIER NO: 19281-001

JSI MICROELECTRONICS, INC.
4235 Forcum Avenue
Suite 500
MCCLELLAN CA 95652

MAIL INVOICE TO ADDRESS
GENERAL DYNAMICS
Advanced Information Systems
ATTN: BARBARA BYLSMA CASFAC
4235 FORCUM AVENUE
SUITE 200
MCCLELLAN, CA 95652-2301

TAX INSTRUCTIONS	FOB	TERMS	TRANSPORATION MODE
This order is exempt for Sales/Use Tax in the state of CA. SR OH 100-171968	Origin	NET 30 DAYS	Ship via Uniform Bill of Lading; do not declare excess value. UNITED PARCEL SERVICE SURFACE

ITEM	PART-NUMBER	REV	BUDGET CENTER	START DATE	END DATE
0001	**BLANKET -70**	**00**	**4405**	**02-23-04**	**12-31-05**

DESCRIPTION
BLANKET ORDER

PRIORITY-RATING: DO-A7
CONTRACT-INVOLVED: DMEA90-99-D-0004

You are required to follow the provisions of IS CFR 700, the Defense Priorities and Allocations System (DPAS) regulation, and all other applicable directions of the Office of Industrial Resource Administration in obtaining material and products needed to fill this order.

This Cost Plus Fixed Fee Subcontract/Purchase Order is being issued in the not to exceed amount of $2,300,514.00 and is in support of Contractual Engineering Task DMEA 04-401 dated 11/21/2003, Contract Number DMEA90-99-D-0004-0030.
Attachments A and B (identified below) are hereby incorporated into this Subcontract/Purchase Order.
Order of Precedence:
1. Subcontract/Purchase Order 10127023
2. Attachment A – Subcontract Statement of Work, Revision 1, for arms Foundry Upgrades and Enhancement per SQW CET 04-4-1 dated February 23, 2004.
3. Attachment B – GDAIS Standard Subcontract Terms and Conditions with JSI Microelectronics, Inc.
This Purchase Order is also issued contingent upon acceptance of JSI's Forward Pricing Rate Agreement by DCAA.
The following FAR clauses are incorporated by reference into this Subcontract/Purchase Order:
52.223-5 – Pollution Prevention and Right-To-Know Information
52.237.2 – Protection of Government Buildings, equipment, and Vegetation
The parties understand and agree that the cost for all JSI Microelectronics, Inc. efforts required to accomplish the items and activities contained in Attachments A and B shall not exceed the value of this Subcontract/Purchase Order.

CONTINUED ON NEXT PAGE

Acknowledgement Copy

Purchase Order

GENERAL DYNAMICS

Advanced Information Systems
8800 QUEEN AVENUE SOUTH
BLOOMINGTON, MN 55431-1996

PURCHASE ORDER NUMBER		
PO NUMBER 10127023 This number must appear on all Invoices, Shipping Notices, Cases, Packages or Correspondence Pertaining to this Order.		
DATE PREPARED 03-02-04	PAGE OF PAGES 2 2	CHANGE NO. 000

SUPPLIER NOTE: When used, the Item No., Part Number and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date.
The following order is subject to the terms, conditions and warranties attached to the Purchase Order.

(Continued from previous page)

MATERIALS/SERVICES
NOT TO EXCEED $2,300,514.00
TOTAL ORDER PRICE:

SUPPLIER PLEASE NOTE: By acceptance of this order, supplier hereby certifies that all products and services to be furnished under this Purchase Order are in compliance with Williams-Steiger Occupational Safety and Health Act of 1970, Public Law 91-598, and all amendments thereto as of the date of this Purchase Order.

Mail Acknowledgement, Correspondence, Inquiries etc. to the following buyer:

GENERAL DYNAMICS
Advanced Information Systems
ATTN: LOWELL BARIE
8800 QUEEN AVENUE SOUTH
SUITE 200
BLOOMINGTON, MN 55431-1996
PHONE: 9529215504 FAX: 9529216869

BUYERS AUTHORIZATION
Edward Raashof 3/2/04

SUPPLIER AUTHORIZED/ACCEPTED BY SIGNATURE
Larry R. Johnson 3/2/04

Acknowledgement Copy

Purchase Order

GENERAL DYNAMICS

Advanced Information Systems
8800 QUEEN AVENUE SOUTH
BLOOMINGTON, MN 55431-1996

PURCHASE ORDER NUMBER		
PO NUMBER 10134241 This number must appear on all Invoices, Shipping Notices, Cases, Packages or Correspondence Pertaining to this Order.		
DATE PREPARED	PAGE OF PAGES	CHANGE NO.
01-11-05	1 2	000

SUPPLIER NOTE: When used, the Item No., Part Number and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date. The following order is subject to the terms, conditions and warranties attached to the Purchase Order.

SHIP TO ADDRESS
GENERAL DYNAMICS
Advanced Information Systems
4235 FORCUM AVENUE
SUITE 200
MCCLELLAN, CA 95652-2301

SUPPLIER NO: 19281-001

JSI MICROELECTRONICS, INC.
4235 Forcum Avenue
Suite 500
MCCLELLAN CA 95652

MAIL INVOICE TO ADDRESS
GENERAL DYNAMICS
Advanced Information Systems
ATTN: BARBARA BYLSMA CASFAC
4235 FORCUM AVENUE
SUITE 200
MCCLELLAN, CA 95652-2301

TAX INSTRUCTIONS	FOB	TERMS	TRANSPORATION MODE
This order is exempt for Sales/Use Tax in the state of CA. SR OH 100-171968	Origin	NET 30 DAYS	Ship via Uniform Bill of Lading; do not declare excess value. UNITED PARCEL SERVICE GRND (#55X902)

ITEM	PART-NUMBER	REV	BUDGET CENTER	START DATE	END DATE
0001	**BLANKET -70**	**00**	**4437**	**01-01-05**	**12-31-05**

DESCRIPTION
BLANKET ORDER

PRIORITY-RATING: DO-A7
CONTRACT-INVOLVED: DMEA90-99-D-0004

You are required to follow the provisions of IS CFR 700, the Defense Priorities and Allocations System (DPAS) regulation, and all other applicable directions of the Office of Industrial Resource Administration in obtaining material and products needed to fill this order.

This Purchase Order is issued to provide JSI funding in the amount of $141,846.50 for JSI upgrade of the SVG88 tool in DMEA foundry in accordance with JSI quote for SVG88 dated 11/01/04 and supporting Rite Track Quote dated 07/19/04.
By acceptance of this Purchase Order JSI acknowledges the extension and validity of JSI Quote SVG88 dated 11/01/04.

MATERIALS/SERVICES NOT TO EXCEED TOTAL ORDER PRICE	$141,846.50

SUPPLIER PLEASE NOTE: By acceptance of this order, supplier hereby certifies that all products and services to be furnished under this Purchase Order are in compliance with Williams-Steiger Occupational Safety and Health Act of 1970, Public Law 91-598, and all amendments thereto as of the date of this Purchase Order.

BUYERS AUTHORIZATION
L. Bain 1/11/05

SUPPLIER AUTHORIZED/ACCEPTED BY SIGNATURE
Larry R. Johnson 1/12/05

Mail Acknowledgement, Correspondence, Inquiries etc. to the following buyer:

GENERAL DYNAMICS
Advanced Information Systems
ATTN: LOWELL BARIE
8800 QUEEN AVENUE SOUTH
SUITE 200
BLOOMINGTON, MN 55431-1996
PHONE: 9529216504 FAX: 9529216869

Vendor Copy

GENERAL DYNAMICS Advanced Information Systems 8800 QUEEN AVENUE SOUTH BLOOMINGTON, MN 55431-1996 SUPPLIER NOTE: When used, the Item No., Part Number and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date. The following order is subject to the terms, conditions and warranties attached to the Purchase Order. SUPPLIER NO: 19281-001 JSI MICROELECTRONICS, INC. 4235 Forcum Avenue Suite 500 MCCLELLAN CA 95652 BUYERS AUTHORIZATION L. Bain 1/11/05 SUPPLIER AUTHORIZED/ACCEPTED BY SIGNATURE Larry R. Johnson 1/12/05 Vendor Copy PURCHASE ORDER NUMBER — PO NUMBER 10134239 This number must appear on all Invoices, Shipping Notices, Cases, Packages or Correspondence Pertaining to this Order. DATE PREPARED PAGE OF PAGES CHANGE NO. 03-14-05 1 2 002 SHIP TO ADDRESS GENERAL DYNAMICS Advanced Information Systems 4235 FORCUM AVENUE SUITE 200 MCCLELLAN, CA 95652-2301 MAIL INVOICE TO ADDRESS GENERAL DYNAMICS Advanced Information Systems ATTN: BARBARA BYLSMA CASFAC 4235 FORCUM AVENUE SUITE 200 MCCLELLAN, CA 95652-2301 TAX INSTRUCTIONS This order is exempt for Sales/Use Tax in FOB TERMS TRANSPORATION MODE: Ship via Uniform Bill of Lading; do not declare excess value. the state of CA. SR OH 100-171968 Origin NET 30 DAYS UNITED PARCEL SERVICE SURFACE ITEM PART-NUMBER REV BUDGET CENTER START DATE END DATE 0001 BLANKET-70 00 4437 12-01-04 04-30-05 DESCRIPTION BLANKET ORDER PRIORITY-RATING CONTRACT-INVOLVED DO-A7 DMEA90-99-D-0004 This Purchase Order is issued to provide JSI funding in the amount of $81,449.17 for JSI replacement of the silane line at DMEA’s foundry to be performed in accordance with JSI’s quote for D0024 dated 10/22/04. By acceptance of this Purchase Order JSI acknowledges the extension and validity of JSI Quote D0024 dated 10/22/04. Change Order 001 is issued to extend the period of performance to 04/30/05. Change Order 002 is issued to reduce the value from $81,449.17 to $81,118.40 and close this Purchase Order complete. MATERIALS/ SERVICES NOT TO EXCEED TOTAL ORDER PRICE $81,118.40 — SUPPLIER PLEASE NOTE: By acceptance of this order, supplier hereby certifies that all products and services to be furnished under this Purchase Order are in compliance with Williams-Steiger Occupational Safety and Health Act of 1970, BUYERS AUTHORIZATION Public Law 91-598, and all amendments thereto as of the date of this Purchase Order. L. Barie 3/14/05 Mail Acknowledgement, Correspondence, Inquiries etc. GENERAL DYNAMICS SUPPLIER AUTHORIZED/ACCEPTED BY SIGNATURE to the following buyer: Advanced Information Systems Larry R. Johnson 3/23/05 ATTN: LOWELL BARIE 8800 QUEEN AVENUE SOUTH SUITE 200 BLOOMINGTON, MN 554 31-1996 PHONE: 9529216604 FAX: 9529216869 Vendor Copy